                                                                   Exhibit 23.15

                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
eMerge Interactive, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus, which report appears on the Form S-1 of Internet Capital Group, Inc. dated December 14, 1999.


                                   KPMG LLP

Orlando, Florida
December 14, 1999